Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 1 of 20

Exhibit 99.7

UNITED STATES BANKRUPTCY COURT

DISTRICT OF Delaware

In re Wave Systems Corp	Case No. 16-10284
Debtor

MONTHLY OPERATING REPORT

For the Period 05/16/2016 through 06/30/2016

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ David Carickhoff	7/20/16
David Carickhoff - Chapter 11 Trustee	Date

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 2 of 20

In re Wave Systems Corp	Case No. 16-10284
Debtor	Reporting Period: 05/16/16 - 06/30/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

		BANK ACCOUNTS			CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH

RECEIPTS
CASH SALES	* See Attached
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL	N/A
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS

TOTAL DISBURSEMENTS

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES; (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1

(9/99)

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 3 of 20

Wave Systems, Corp

Summary of Cash Receipts and Disbursements

As of 06/30/16

	Activity through 06/30/2016
Cash Beginning	502,993.12	[1,2]
Miscellaneous Cash Receipts	185.46
Dip Draw	586,467.00

Total Cash Available	1,089,645.58

Less: Consulting Fees
TOTAL CONSULTING FEES	215,702.02

Less: Data Center and Telephone
Synobis, LLC	16,750.00
Fused Solutions, LLC	11,480.00

TOTAL DATA CENTER AND TELEPHONE	28,230.00

Less: Marketing Support
Charlemont Web Works	—

TOTAL MARKETING SUPPORT	—

Less: Claims / Noticing Agent
Upshot Services, LLC	—

TOTAL CLAIMS / NOTICING AGENT	—

Less: Chapter 11 Professionals
Morris Nichols Arsht & Tunnell, LLP	—
Haynes and Boone, LLP	—

TOTAL CHAPTER 11 PROFESSIONALS	—

Less: Other Expenses
International Sureties, Ltd.	10,000.00
Hill Archive	524.41

TOTAL OTHER EXPENSES	10,524.41

SUBTOTAL: EXPENSES	254,456.43

ENDING CASH ON HAND	835,189.15

[1] - Cash includes $420,000 related to the sale of Wave Domain name to Chime. Sale occurred while Wave was in Chapter 7

[2] - The Trustee is also holding 3.8MM in escrow as a bidder deposit on sale of assets

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 4 of 20

Wave Systems Corp

Cash Receipts and Disbursements

For the Period 05/16/2016 through 06/30/2016

Trans. Date	{Ref #} / Check #	Paid To / Received From	Description of Transaction	Ledger Code	Receipts $	Disbursements $	Net Activity	Checking Account Balance		Non Estate Fund Adjustment	Estate Funds
05/24/16		Wave Systems Corp.	Funds transfer from chapter 7 trustee.	9999-00		(502,993.12)	502,993.12	502,993.12	{1}	(420,000.00)	82,993.12
05/24/16	101	International Sureties, Ltd	Bond for Chapter 11 Estate	6002-003		10,000.00	(10,000.00)	492,993.12			72,993.12
05/26/16		Everest Software	Interim DIP Financing - Wire Ref #160526103096 dated 05/26/16	4099-000	215,478.00		215,478.00	708,471.12			288,471.12
06/06/16	102	(REDACTED) CONSULTANT 1	Consulting Fees	6007-013		15,000.00	(15,000.00)	693,471.12			273,471.12
06/06/16	103	(REDACTED) CONSULTANT 2	Consulting Fees	6007-013		10,000.00	(10,000.00)	683,471.12			263,471.12
06/06/16	104	(REDACTED) CONSULTANT 3	Consulting Fees	6007-013		8,200.00	(8,200.00)	675,271.12			255,271.12
06/06/16	105	(REDACTED) CONSULTANT 4	Consulting Fees	6007-013		6,400.00	(6,400.00)	668,871.12			248,871.12
06/06/16	106	(REDACTED) CONSULTANT 5	Consulting Fees	6007-013		6,000.00	(6,000.00)	662,871.12			242,871.12
06/06/16	107	(REDACTED) CONSULTANT 6	Consulting Fees	6007-013		625.00	(625.00)	662,246.12			242,246.12
06/06/16	108	(REDACTED) CONSULTANT 7	Consulting Fees	6007-013		6,000.00	(6,000.00)	656,246.12			236,246.12
06/06/16	109	Synobis, LLC	Collocation facility rent through October	6003-000		16,750.00	(16,750.00)	639,496.12			219,496.12
06/06/16	110	Hill Archive	Document Storage	6004-000		524.41	(524.41)	638,971.71			218,971.71
06/10/16		(REDACTED) CONSULTANT 8	Consulting Fees	6007-013		20,836.30	(20,836.30)	618,135.41			198,135.41
06/17/16	111	(REDACTED) CONSULTANT 1	Consulting Fees	6007-013		15,000.00	(15,000.00)	603,135.41			183,135.41
06/17/16	112	(REDACTED) CONSULTANT 2	Consulting Fees	6007-013		10,000.00	(10,000.00)	593,135.41			173,135.41
06/17/16	113	(REDACTED) CONSULTANT 3	Consulting Fees	6007-013		8,200.00	(8,200.00)	584,935.41			164,935.41
06/17/16	114	(REDACTED) CONSULTANT 4	Consulting Fees	6007-013		6,400.00	(6,400.00)	578,535.41			158,535.41
06/17/16	115	(REDACTED) CONSULTANT 5	Consulting Fees	6007-013		6,000.00	(6,000.00)	572,535.41			152,535.41
06/17/16	116	(REDACTED) CONSULTANT 7	Consulting Fees	6007-013		2,500.00	(2,500.00)	570,035.41			150,035.41
06/17/16	117	(REDACTED) CONSULTANT 6	Consulting Fees	6007-013		500.00	(500.00)	569,535.41			149,535.41
06/17/16	118	(REDACTED) CONSULTANT 9	Consulting fees for the week of June 10	6007-013		1,500.00	(1,500.00)	568,035.41			148,035.41
06/17/16		(REDACTED) CONSULTANT 8	Consulting fees for weeks ending June 10 and 17	6007-013		20,711.36	(20,711.36)	547,324.05			127,324.05
06/27/16	119	(REDACTED) CONSULTANT 1	Consulting Fees - week ended June 24	6007-013		7,500.00	(7,500.00)	539,824.05			119,824.05
06/27/16	120	(REDACTED) CONSULTANT 2	Consulting Fees - week ended June 24	6007-013		5,000.00	(5,000.00)	534,824.05			114,824.05
06/27/16	121	(REDACTED) CONSULTANT 3	Consulting Fees - week ended June 24	6007-013		4,100.00	(4,100.00)	530,724.05			110,724.05
06/27/16	122	(REDACTED) CONSULTANT 4	Consulting Fees - week ended June 24	6007-013		3,200.00	(3,200.00)	527,524.05			107,524.05
06/27/16	123	(REDACTED) CONSULTANT 5	Consulting Fees - week ended June 24	6007-013		3,000.00	(3,000.00)	524,524.05			104,524.05
06/27/16	124	(REDACTED) CONSULTANT 9	Consulting Fees - week ended June 24	6007-013		1,500.00	(1,500.00)	523,024.05			103,024.05
06/27/16	125	(REDACTED) CONSULTANT 7	Consulting Fees - week ended June 24	6007-013		2,875.00	(2,875.00)	520,149.05			100,149.05
06/27/16		(REDACTED) CONSULTANT 8	Consulting Fees	6007-013		20,354.36	(20,354.36)	499,794.69			79,794.69
06/28/16		Digital River, Inc.	Inv / Credit Memo - Sales Incentive Settlement - Various - 11/12/15 thru 1/4/16	4099-000	24.87		24.87	499,819.56			79,819.56
06/28/16		Allied Irish Bank Plc	Euro Demand Draft Dated 06/4/16 - Previously deposited and returned by Rabobank in Wave Charter 7 Case	4007-000	160.59		160.59	499,980.15	{2}	(160.59)	79,819.56
06/29/16		Everest Software, Inc.	Interim DIP Financing	4099-000	370,989.00		370,989.00	870,969.15			450,808.56
06/30/16	126	(REDACTED) CONSULTANT 1	Consulting Fees - week ended July 1	6007-013		7,500.00	(7,500.00)	863,469.15			443,308.56
06/30/16	127	(REDACTED) CONSULTANT 2	Consulting Fees - week ended July 1	6007-013		5,000.00	(5,000.00)	858,469.15			438,308.56
06/30/16	128	(REDACTED) CONSULTANT 3	Consulting Fees - week ended July 1	6007-013		4,100.00	(4,100.00)	854,369.15			434,208.56
06/30/16	129	(REDACTED) CONSULTANT 4	Consulting Fees - week ended July 1	6007-013		3,200.00	(3,200.00)	851,169.15			431,008.56

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 5 of 20

Wave Systems Corp

Cash Receipts and Disbursements

For the Period 05/16/2016 through 06/30/2016

Trans. Date	{Ref #} / Check #	Paid To / Received From	Description of Transaction	Ledger Code	Receipts $	Disbursements $	Net Activity	Checking Account Balance	Non Estate Fund Adjustment	Estate Funds
06/30/16	130	(REDACTED) CONSULTANT 5	Consulting Fees - week ended July 1	6007-013		3,000.00	(3,000.00)	848,169.15		428,008.56
06/30/16	131	(REDACTED) CONSULTANT 9	Consulting Fees - week ended July 1	6007-013		1,500.00	(1,500.00)	846,669.15		426,508.56
06/30/16	132	Fused Solutions, LLC	Post Petition call center services: Invoice #9291, 9351, 9540, 9541, 9542	2100-000		11,480.00	(11,480.00)	835,189.15		415,028.56

{1} - $420,000 was the proceeds from the sale of the Wave Domain name to Chime, which occurred while Wave was in Chapter 7.

{2} - Euro Demand Draft - deposit was rejected due to non-negotiable draft

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 6 of 20

In re Wave Systems Corp	Case No. 16-10284
Debtor	Reporting Period: 05/16/16 - 06/30/16

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating #		Payroll #		Tax #		Other #
BALANCE PER BOOKS

BANK BALANCE	* See Attached
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

FORM MOR-1 (CON’T)

(9/99)

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 7 of 20

Rabobank, N.A. P.O. Box 6010 Santa Maria, CA 93456		Period Covered: June 01, 2016 - June 30, 2016 Page 1 of 9
	Case Number:	16-10284(KJC)
	Case Name:	WAVE SYSTEMS CORP.,
Trustee Number:
OZ 02 David W. Carickhoff 300 Delaware Ave Suite 1100 Wilmington DE 19801	Trustee Name:	David W. Carickhoff
Questions
(800) 634-7734, ext. 8
bmsbankingcenter@bms7.com
www.bmsadvantage.com

Consolidated Balance Summary

Account	Number	Maturity Date	Ending Balance Prior Period	Ending Balance This Period
Checking Account
TRUSTEE CHECKING	9566		$708,471.12	$883,983.56
TRUSTEE CHECKING	9567		$0.00	$3,800,000.00

Total			$708,471.12	$4,683,983.56

Notable Information For You...

Did you know that electronic copies of bank statements and check images may be found within your BMS software? Rabobank issues electronic copies of each month’s bank statement and check images automatically to BMS clients. CaseLink Office and TrustWorks users can find copies within QuikDocs. CaseLink Web users can find copies within the documents module. Look for the copies in the banking folder within each specific case.

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 8 of 20

Wave Systems Corp

Trustee Checking - ****9566

For the Month Ended June 30, 2016

Beginning Bank Balance 05/31/2016		708,471.12

PLUS: Deposits		371,013.87
LESS: Checks		133,599.41
LESS: Other Bank Debits		61,902.02

Ending Bank Balance 06/30/2016		883,983.56

PLUS: Deposits in Transit
- Allied Irish Bank, PLC	6/28/2016	160.59

		160.59

LESS: Outstanding Checks

Check #	Description	Date
121	CONSULTANT 3	06/27/16	4,100.00
122	CONSULTANT 4	06/27/16	3,200.00
123	CONSULTANT 5	06/27/16	3,000.00
125	CONSULTANT 7	06/27/16	2,875.00
126	CONSULTANT 1	06/30/16	7,500.00
127	CONSULTANT 2	06/30/16	5,000.00
128	CONSULTANT 3	06/30/16	4,100.00
129	CONSULTANT 4	06/30/16	3,200.00
130	CONSULTANT 5	06/30/16	3,000.00
131	CONSULTANT 9	06/30/16	1,500.00
132	Fused Solutions, LLC	06/30/16	11,480.00
			—

			48,955.00

Ending Balance Per Books 06/30/2016			835,189.15

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 9 of 20

Rabobank, N.A. P.O. Box 6010 Santa Maria, CA 93456		Account Number: 9566 Period Covered: June 01, 2016 - June 30, 2016 Page 2 of 9
	Case Number:	16-10284(KJC)
	Case Name:	WAVE SYSTEMS CORP.,
	Trustee Number:	0000280151
David W. Carickhoff 300 Delaware Ave Suite 1100 Wilmington DE 19801	Trustee Name:	David W. Carickhoff
Questions
(800) 634-7734, ext. 8
bmsbankingcenter@bms7.com
www.bmsadvantage.com

Trustee Checking

Account number	9566	Beginning balance	$708,471.12
Enclosures	21	Total additions	$371,013.87
Avg collected balance	$641,919.00	Total subtractions	$195,501.43
		Ending balance	$883,983.56

CHECKS

Number	Date	Amount	Number		Date	Amount
102	06-09	15,000.00	112		06-21	10,000.00
103	06-10	10,000.00	113		06-24	8,200.00
104	06-13	8,200.00	114		06-21	6,400.00
105	06-13	6,400.00	115		06-23	6,000.00
106	06-13	6,000.00	116		06-23	2,500.00
107	06-14	625.00	117		06-27	500.00
108	06-10	6,000.00	118		06-21	1,500.00
109	06-08	16,750.00	119		06-30	7,500.00
110	06-09	524.41	120		06-30	5,000.00
111	06-20	15,000.00	124	*	06-30	1,500.00

*	Skip in check sequence

DEBITS

Date	Description	Subtractions
06-10	WIRE TRANSFER-OUT	20,836.30
06-17	WIRE TRANSFER-OUT	20,711.36
06-27	WIRE TRANSFER-OUT	20,354.36

CREDITS

Date	Description	Additions
06-29	DEPOSIT - 100001	24.87
06-29	WIRE TRANSFER-IN - EVEREST SOFTWARE, 20160629G1QG992C00 0353	370,989.00

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
05-31	708,471.12	06-08	691,721.12	06-09	676,196.71

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 10 of 20

	Account Number:	9566
	Statement Date:	June 30, 2016
Rabobank, N.A.	Page:	3 of 9
P.O. Box 6010
Santa Maria, CA 93456

DAILY BALANCES (Cont.)

Date	Amount	Date	Amount	Date	Amount
06-10	639,360.41	06-20	582,424.05	06-27	526,969.69
06-13	618,760.41	06-21	564,524.05	06-29	897,983.56
06-14	618,135.41	06-23	556,024.05	06-30	883,983.56
06-17	597,424.05	06-24	547,824.05

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 11 of 20

Rabobank, N.A. P.O. Box 6010 Santa Maria, CA 93456	Account Number: 9566 Period Covered: May 01, 2016 - May 31, 2016 Page 2 of 3
	Case Number:	16-10248(KJC)
	Case Name:	WAVE SYSTEMS CORP.,
Trustee Number:
David W. Carickhoff 300 Delaware Ave Suite 1100 Wilmington DE 19801	Trustee Name:	David W. Carickhoff
Questions
(800) 634-7734, ext. 8
bmsbankingcenter@bms7.com
www.bmsadvantage.com

Trustee Checking

Account number	9566	Beginning balance	$0.00
Enclosures	1	Total additions	$718,471.12
Avg collected balance	$658,351.00	Total subtractions	$10,000.00
		Ending balance	$708,471.12

CHECKS

Number	Date	Amount	Number	Date	Amount
101	05-27	10,000.00

CREDITS

Date	Description	Additions
05-24	INTERNET/PHONE TRSFR	502,993.12
05-26	WIRE TRANSFER-IN - EVEREST SOFTWARE, 20160526G1QG992C00 0579	215,478.00

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
05-24	502,993.12	05-26	718,471.12	05-27	708,471.12

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 12 of 20

Rabobank, N.A. P.O. Box 6010 Santa Maria, CA 93456	Period Covered: May 01, 2016 - May 31, 2016 Page 1 of 3
	Case Number:	16-10248(KJC)
	Case Name:	WAVE SYSTEMS CORP.,
Trustee Number:
OZ 01 David W. Carickhoff 300 Delaware Ave Suite 1100 Wilmington DE 19801	Trustee Name:	David W. Carickhoff
Questions
(800) 634-7734, ext. 8
bmsbankingcenter@bms7.com
www.bmsadvantage.com

Consolidated Balance Summary

Account	Number	Maturity Date	Ending Balance Prior Period	Ending Balance This Period
Checking Account
TRUSTEE CHECKING	9566		$0.00	$708,471.12

Total			$0.00	$708,471.12

Notable Information For You...

Your BMS software communicates with Rabobank on a daily basis. For users of CaseLink Office, take a minute now to make sure your system is communicating properly with the BMS banking conduit to Rabobank. Complete instructions to check if your agent is working properly may be found at http://www.bmsadvantage.com/bms-newsletter. Enter search term: Bank Communications.

CaseLink Web automatically communicates with Rabobank several times a day. No action by CaseLink Web users is needed to facilitate this communication.

Caselink Online and Trustworks Online users should contact the BMS Banking Center if bank balances and transactions do not appear to have updated within 1 business day of the last bank transaction conducted through your software.

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 13 of 20

Wave Systems Corp

Trustee Checking - ****9567

For the Month Ended June 30, 2016

Beginning Bank Balance 05/31/2016	—

PLUS: Deposits	3,800,000.00
LESS: Checks	—
LESS: Other Bank Debits	—

Ending Bank Balance 06/30/2016	3,800,000.00

PLUS: Deposits in Transit	—

—

LESS: Outstanding Checks	—

—

Ending Balance Per Books 06/30/2016	3,800,000.00

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 14 of 20

Rabobank, N.A. P.O. Box 6010 Santa Maria, CA 93456		Account Number: 9567 Period Covered: June 01, 2016 - June 30, 2016 Page 9 of 9
	Case Number:	16-10284(KJC)
	Case Name:	WAVE SYSTEMS CORP.,
Trustee Number:
David W. Carickhoff 300 Delaware Ave Suite 1100 Wilmington DE 19801	Trustee Name:	David W. Carickhoff
Questions
(800) 634-7734, ext. 8
bmsbankingcenter@bms7.com
www.bmsadvantage.com

Trustee Checking

Account number	9567	Beginning balance	$0.00
Avg collected balance	$3,627,272.00	Total additions	$3,800,000.00
		Total subtractions	$0.00
		Ending balance	$3,800,000.00

CREDITS

Date	Description	Additions
06-10	CREDIT MEMO - INTERBANK TRANSFER CREDIT	3,800,000.00

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
06-10	3,800,000.00

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 15 of 20

In re Wave Systems Corp	Case No. 16-10284
Debtor	Reporting Period: 05/16/16 - 06/30/16

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$185	$185
Less: Returns and Allowances
Net Revenue	$185	$185
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold	$0	$0
Gross Profit	$185	$185
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Consulting Fees	$215,702	$215,702
Contributions
Data Center and Telephone	$28,230	$28,230
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)	$524	$524

Total Operating Expenses Before Depreciation	$244,456	$244,456

Depreciation/Depletion/Amortization	$0	$0
Net Profit (Loss) Before Other Income & Expenses	($244,271)	($244,271)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	$3,374
Other Expense (attach schedule)		$0
Net Profit (Loss) Before Reorganization Items	($247,645)	($244,271)
REORGANIZATION ITEMS
Professional Fees	$257,046
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)	$10,000	$10,000

Total Reorganization Expenses	$267,046	$10,000

Income Taxes
Net Profit (Loss)	($514,691)	($254,271)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(9/99)

Case 16-10284-KJC Doc 253 Filed 07/20/16 Page 16 of 20

In re Wave Systems Corp	Case No. 16-10284
Debtor	Reporting Period: 05/16/16 - 06/30/16

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses
Hill Archive (Records Storage)	524	524

Other Reorganization Expenses
International Sureties, Ltd (Bond For Ch. 11 Estate)	10,000.00	10,000.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)
(9/99)

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 17 of 20

In re Wave Systems Corp	Case No. 16-10284
Debtor	Reporting Period: 05/16/16 - 06/30/16

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON Conversion DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	835,189	502,993
Restricted Cash and Cash Equivalents (see continuation sheet)	3,800,000
Accounts Receivable (Net)	344,157	669,841
Notes Receivable
Inventories
Prepaid Expenses		0
Professional Retainers
Other Current Assets (attach schedule)

TOTAL CURRENT ASSETS	4,979,346	1,172,834

PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	79,209	79,209
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

TOTAL PROPERTY & EQUIPMENT	79,209	79,209

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)

TOTAL OTHER ASSETS	0	0

TOTAL ASSETS	5,058,555	1,252,043

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Bidder Deposit Held in Escrow	3,800,000
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments	589,841
Professional Fees	257,046
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)

TOTAL POSTPETITION LIABILITIES	4,646,887	0

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt (1,2)	0	100,000
Priority Debt	491,669	491,669
Unsecured Debt	2,528,226	2,528,226

TOTAL PRE-PETITION LIABILITIES	3,019,895	3,119,895

TOTAL LIABILITIES	7,666,782	3,119,895

OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	-1,867,852	-1,867,852
Prior Period Adjustments
Retained Earnings - Postpetition	-514,691
Adjustments to Owner Equity (attach schedule)	-225,685
2

NET OWNER EQUITY	-2,608,228	-1,867,852

TOTAL LIABILITIES AND OWNERS’ EQUITY	5,058,555	1,252,043

FORM MOR-3

(9/99)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 18 of 20

In re Wave Systems Corp	Case No. 16-10284
Debtor	Reporting Period: 05/16/16 - 06/30/16

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash:	cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 (CON’T)
(9/99)

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 19 of 20

In re Wave Systems Corp	Case No. 16-10284
Debtor	Reporting Period: 05/16/16 - 06/30/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:

Total Federal Taxes

State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:

Total State and Local

Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	257,045.50
Amounts Due to Insiders*
Other:
Other:

Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4
(9/99)

Case 16-10284-KJC    Doc 253    Filed 07/20/16    Page 20 of 20

In re Wave Systems Corp	Case No. 16-10284
Reporting Period: 05/16/16 - 06/30/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	372,362
+ Amounts billed during the period	0
- Amounts collected during the period	28,205

Total Accounts Receivable at the end of the reporting period	344,157

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old	9,965
91+ days old	334,192

Total Accounts Receivable	344,157

Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	344,157

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No

l.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X

See attached explanation sheet.

The Trustee is currently in the process of obtaining Workers Compensation and General Liability Insurance

FORM MOR-5
(9/99)